UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2005

Titanium Metals Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28538	13-5630895
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Broadway, Ste 4300, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-296-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Current Report on Form 8-K of Titanium Metals Corporation ("TIMET") dated August 3, 2005 filed with the Securities Exchange Commission under SEC Accession No. 0001011657-05-000037 on August 3, 2005 (the "Form 8-K) is hereby amended by deleting the fourth paragraph under Item 1.01 and replacing it with the following:

"The Supply Agreement is attached hereto as Exhibits 10.2 and 10.3, and portions of the Supply Agreement have been omitted pursuant to a request for confidential treatment. The foregoing summary of the Supply Agreement is qualified in its entirety by reference to all of the terms of the Supply Agreement."

Item 9.01 Financial Statements and Exhibits.

The exhibit list to the Form 8-K is hereby amended by the addition of the following exhibits:
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
Item No. Exhibit Index
10.2* General Terms Agreement between The Boeing Company and Titanium Metals Corporation.
10.3* Special Business Provisions between The Boeing Company and Titanium Metals Corporation.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation

November 15, 2005	By:	Matthew O'Leary

Name: Matthew O'Leary
Title: Corporate Attorney & Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.2	General Terms Agreement between The Boeing Company and Titanium Metals Corporation
10.3	Special Business Provisions between The Boeing Company and Titanium Metals Corporation